VAN ECK GOLD/RESOURCES FUND
                           ---------------------------
                               1995 ANNUAL REPORT

Dear Fellow Shareholder:

During 1995, your Fund's net asset value rose 4.3% compared to the sector average of 2.5%*. During the same period, the price of gold bullion rose just 1%, reflecting the low volatility in the gold price that characterized most of the year. However, that low price volatility masked a great deal of activity in a very healthy market supported on the downside by strong physical demand, particularly from emerging markets, but capped on the upside by very heavy forward sales from mining companies and by central bank selling. These two factors kept the gold price in an ever-narrowing trading range. This seeming quietude, in turn, discouraged investment buying in the West, where soaring financial assets were the major attraction.

By November, the producer forward selling led to such demand for bullion by dealers [who need to borrow gold to cover their (long) exposure as counterparty to the producers' forward (short) sales] that overnight gold lease rates charged on borrowed gold rose to 12% from their more normal 2-3%, which sent gold into backwardation (i.e., when forward prices are lower than the spot price) for the first time in 20 years. The surge in lease rates drew attention not only to the short-term shortage of bullion, but also to its longer-term healthy fundamentals -- declining mine production, growing fabrication demand (jewelry, coins, etc.), and the greatly reduced benefits of forward selling to producers now that the forward premium for a one-year contract is about 3% versus about 6% a year ago. Since forward selling has been probably the single most negative weight on the market, any let-up in these supplies would likely be very positive for the gold price. Gold shares put in very mixed performances in 1995, declining on average 26% in South Africa and 7% in Australia, but rising about 10% in North America.

The weakness in the Australian gold-mining index last year belied a very robust performance by the shares of several companies whose managements succeeded in adding to reserves either by acquisition (e.g., Sons of Gwalia Ltd.) or by exploration (Plutonic Resources Limited) or who were the subject of takeovers (Zapopan N.L., Homestake Gold of Australia Limited, Gold Mines of Kalgoorlie Ltd.). The laggards typically were those companies suffering the lingering effects of Cyclone Bobbie last spring or other operating disappointments. We continue to believe Australia offers some of the best exploration potential worldwide, particularly from those companies beginning to venture into West Africa and Indonesia. In addition, the Australian industry is in a consolidation phase and the potential for shareholder gains from corporate activity has added a further positive dimension to investment there. At year-end 1995, your Fund was 23% invested in Australian gold shares.

In the U.S., the investment climate continued to be dominated by environmental concerns and permitting delays on the negative side and additions to reserves on the positive. Newmont Mining Corp. shares were among the best performers as management has plotted an aggressive course for growing production and proving up reserves. Your Fund was 32% invested in U.S. gold shares at year end.

Last year saw a number of "turnaround" situations in Canada regain favor among investors (Echo Bay Mines Ltd., Pegasus Gold Inc.) among the large-cap companies, while a few smaller names (Dayton Mining Corp., Bema Gold Corp.) benefited from anticipation of the start-up of new mines. Companies with positions in Venezuela suffered from the ongoing reluctance of that government to propose a new mining code that would give clear title and make the economics of investing there attractive. It is hoped the situation will be resolved this year. At year-end 1995, Canadian shares made up 41% of your Fund.

GOLD IS UNDERVALUED
Since 1989, there has been a fundamental shortage of gold caused by a much greater private demand for gold from fabricators and investors than supply from newly-mined gold and scrap recovery. This shortage has been met by direct sales of gold from central banks, sales of gold originating from mine forward sales and option hedging. These sales were large and have put pressure on the gold price.

The price of gold averaged $384 an ounce in 1995 and it traded in an unusually narrow range from $371.50 to $395.20 an ounce. It thus continued its lackluster performance which began in 1989. With 1989 as a base, the gold price is

--------------------------------------------------------------------------------
Global Gold Supply, Demand and Price
(metric tons)
                                 1990   1991   1992    1993   1994    1995
--------------------------------------------------------------------------------
FUNDAMENTAL
Demand (fabrication,
Asiatic bar investment and        3087   2860    3488   3461    3104   3618
net Western investment)

Supply (mine production,          2671   2631    2714   2853    2885   2858
old gold scrap)                   -----------------------------------------

Supply Shortage                    416    229     774    608     219    760
                                  =========================================
WHICH WAS MET BY:

CENTRAL BANKS
Net Additional Mine
Forward Sales, Option
Hedging and Gold Loans             229    111     172    110     133    621
(largely through central
bank loans)

Net Sales                          187    118     602    498      86    139
                                  -----------------------------------------

Net Central Bank Supply            416    229     774    608     219    760
                                  =========================================

Average Gold Price                $384   $362    $344   $360    $384   $384

U.S. Consumer Price Index        130.7  136.2   140.3  144.5   148.2  152.5


Sources:    "Gold 1995," Gold Fields Mineral Services, Ltd.
           Department of Commerce
--------------------------------------------------------------------------------

undervalued compared to the U.S. Consumer Price Index. The latter has risen 23% since 1989 while the price of gold was flat through the end of the year.

As indicated in the chart above, the demand for gold rose approximately 17% in 1995 and mine production remained flat. Demand is estimated to be about 27% greater than supply. This increase in demand was partially met by the over four-fold increase in mine forward sales and option hedging. These factors more or less offset each other so there was little change in the spot price. However, the growing demand for leased gold from the mine selling programs pushed up the central bank lease rate in November to a peak and almost crisis level as shown in the adjacent graph. This was accompanied by a decline in the annual contango premium from about 6% in December 1994 to approximately 3% at present, which lowered related forward prices. For instance, the December 1998 gold contract, which was priced at $505 in December 1994 is now selling at about $434.50 an ounce (at January 25). The lower relative forward prices reduce the attractiveness of forward sales to the mines.

GOLD MINE FORWARD SALES
Many gold mines sell a portion of their gold to bullion banks at future prices, which carry a premium (called a contango) over current (spot) prices, so that they can lock in the higher prices for future sales. The bullion banks purchase the forward contracts from the mines over long periods ahead and pay for the transaction by leasing the gold (usually for a three-month period) from central banks, by selling the leased gold on the spot market and by investing the proceeds at an interest rate to cover the cost of the lease rate and the contango premium. The bullion banks usually have to roll over their three-month leased gold with the central banks to meet the longer terms of their contracts with the mines. The transaction is concluded when the mine delivers the mined gold to the bullion bank, which in turn settles its lease with the central banks.

LONG-RUN INFLATIONARY CYCLE
The monetary seeds of the next inflation cycle are being sown. In spite of relatively tight money policies in the United States (high real interest rates and reduced monetization of government debt), total global cash outstanding last year grew by approximately 26%, largely caused by Japanese purchases of U.S. Government debt. The political drive to reduce government deficits in the United States, and in Europe to achieve European Monetary Union fiscal objectives, means that these deflationary forces must be balanced by more expansive monetary policies. Such policies will also be required to offset a period of global economic weakness. The Federal Reserve has already reversed its tight policy by quarter-point federal funds cuts in July and December and by reversing its tight open market operations. Eleven European nations lowered interest rates in
--------------------------------------------------------------------------------

Gold 3-Month Lease Rates
1/1 to 12/31/95

1/1/95            1.0675                         1/31/95       1.3
                  1.0075                                       1.31
                  0.9575                                       1.3225
                  1.0075                                       1.25
                  0.965                                        1.32
                  0.975                                        1.31
                  1.125                                        1.26
                  1                                            1.22
                  0.8975                                       1.21
                  0.8775                                       1.1175
                  0.895                                        1.16
                  0.905                                        1.19
                  0.908                                        1.25
                  1.033                                        1.1975
                  1.003                                        1.1875
                  0.99                                         1.1875
                  1.04                                         1.1575
                  1.25                                         1.185
                  1.303                                        1.215
                  1.283                                        1.3175
                  1.32

2/28/95           1.8475                     3/31/95           1.4975
                  1.4675                                       1.47
                  1.5475                                       1.36
                  1.5975                                       1.3175
                  1.6075                                       1.2575
                  1.57                                         1.2175
                  1.52                                         1.1075
                  1.52                                         1.0475
                  1.55                                         1.0075
                  1.61                                         0.9275
                  1.5875                                       0.9275
                  1.6175                                       0.9275
                  1.6475                                       0.9175
                  1.6175                                       0.8975
                  1.9275                                       0.8975
                  1.7775                                       0.9775
                  1.6675                                       0.955
                  1.6975                                       0.975
                  1.6875                                       0.985
                  1.6775                                       0.985
                  1.6775
                  1.73
                  1.68

4/28/95           0.965                      5/31/95           0.89
                  0.985                                        0.88
                  0.965                                        0.8175
                  0.935                                        0.8125
                  0.955                                        0.845
                  0.955                                        0.815
                  0.955                                        0.83
                  0.9425                                       0.79
                  0.98                                         0.79
                  0.99                                         0.78
                  1.01                                         0.82
                  1.0525                                       0.7575
                  1.0625                                       0.81
                  1.0325                                       0.8
                  1.0725                                       0.7675
                  1.0425                                       0.8375
                  1.0225                                       0.9175
                  0.9825                                       1.015
                  0.9725                                       1.035
                  1.0125                                       1.0775
                  0.97                                         1.1775
                  0.97                                         1.1375
                  0.95

6/30/95           1.0675                     7/31/95           1.22
                  1.0975                                       1.3
                  1.1075                                       1.3
                  1.1775                                       1.38
                  1.2875                                       1.6025
                  1.4675                                       1.5625
                  1.3575                                       1.4125
                  1.2125                                       1.4125
                  1.0875                                       1.4025
                  1.13                                         1.4125
                  1.03                                         1.515
                  1.0925                                       1.475
                  1.0825                                       1.455
                  1.0725                                       1.465
                  1.175                                        1.475
                  1.175                                        1.425
                  1.155                                        1.5175
                  1.205                                        1.425
                  1.2925                                       1.5375
                  1.2925                                       1.4425
                  1.21                                         1.4425
                                                               1.42
                                                               1.5125

8/31/95           1.5125                     9/29/95           1.7925
                  1.5225                                       1.8025
                  1.5225                                       1.7825
                  1.52                                         1.825
                  1.6125                                       1.845
                  1.5925                                       1.8525
                  1.5725                                       1.8625
                  1.5425                                       1.9238
                  1.44                                         1.8738
                  1.5025                                       1.9025
                  1.42                                         1.8025
                  1.44                                         1.9625
                  1.45                                         1.9938
                  1.4144                                       2.1438
                  1.45                                         2.225
                  1.3775                                       2.2938
                  1.45                                         2.3238
                  1.5175                                       2.2713
                  1.5375                                       2.2313
                  1.68                                         2.325
                  1.75                                         2.375
                                                               2.265

10/31/95          2.2438                     11/30/95          4.0913
                  2.2938                                       4.1488
                  2.23                                         3.5588
                  2.2813                                       3.2088
                  2.25                                         2.7931
                  2.25                                         2.8675
                  2.5                                          2.8788
                  2.7913                                       2.88
                  3.0113                                       2.8688
                  3.0213                                       2.8075
                  3.0013                                       2.8588
                  2.85                                         3.0188
                  3.3813                                       3.0688
                  3.5313                                       3.3975
                  3.28                                         3.0625
                  3.1813                                       3.0725
                  3.0813                                       3.0538
                  3.5175                                       3.0538
                  3.64                                         3.0538
                  4.2113                                       3.0938
                  5.5213                                       2.6613
                  5.2913

12/29/95          2.5413

Source: Bloomberg
--------------------------------------------------------------------------------

December. We expect these trends, as well as Japanese easy money, to continue this year. In our opinion, increased monetary liquidity will eventually be followed by higher inflation.

Already, there are signs of an incipient build-up of inflationary forces. In the United States, money supply (M3) has already turned up. Commodity prices, which have apparently gone through a "mid-cycle" correction owing to the effects of central bank tightening in 1994, have broken out on the upside. The Boeing labor settlement may be the forerunner of climbing labor costs. It raises wages 6 1/2% a year on average for the next four years. As the business cycle resumes its growth, labor costs and consumer prices normally start to grow.

DEFLATIONARY SCENARIO
Even though we believe that the probabilities favor an inflationary scenario over the near future, there is always the possibility that serious deflationary pressures may prevail. The speculation in stocks and bonds may be peaking. Households may be dragged down by excessive debt. Growing competition may drive down corporate profits. The huge and rapidly growing amount of financial derivatives, which has recently doubled to over $40 trillion, highlights the possible risk of systemic failure in the economy. Investors may become concerned about financial risks and seek to reduce debt and to liquefy their portfolios. Historically, as paper assets lose value, gold becomes the dominant store of value. In four out of the last five long periods of financial and economic contraction, the purchasing power of gold rose for at least three years after the bust, and in some cases much longer.

CONCLUSION
In our opinion, the shock of the November 1995 peak in the gold lease rates, together with the reduced attractiveness to the mines of forward sales, will lead to lower and even eventual zero growth in mine forward selling. With this pressure gradually removed from the market, the fundamental supply shortage will be met through higher prices driving down elastic fabrication demand. Thus, gold's undervaluation compared to consumer prices should be corrected.

Renewed easing global monetary policies will, in our opinion, restimulate the world's economy to reverse its current slowdown and to resume its longer-term upward path. An unexpected resurgence of demand could again put commodity and consumer prices and labor costs on an upward path. An eventual inflationary outcome cannot be excluded as the business cycle progresses.

We initially expect a decline in mine forward sales and net central bank direct sales to start the next upward gold price trend. This may have begun with the move in the spot price from $387.60 an ounce at the end of 1995 to $406.60 an ounce in late January 1996. Subsequently, rising inflationary expectations (or an unexpected deflationary outcome) may cause substantial investment diversification into gold, causing a typical exponential upward move in gold prices lasting several years, such as has been experienced in earlier gold cycles. Gold is an asset class that tends to move contrarily to other asset classes. This makes diversification of an investment portfolio into gold or gold-mining shares prudent and even optimal at times, in our opinion.

We appreciate your participation in the Gold/Resources Fund and we look forward to helping you meet your investment objectives in the future.


---------------             ---------------



[PHOTO OF]                  [PHOTO OF]



---------------             ---------------


JOHN C. VAN ECK             LUCILLE PALERMO
CHAIRMAN                    PRESIDENT


January 25, 1996



--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF  12/31/95
--------------------------------------------------------------------------------
AVERAGE ANNUAL                  AFTER MAXIMUM                 BEFORE
TOTAL RETURN                    SALES CHARGE OF 5.75%         SALES CHARGE
--------------------------------------------------------------------------------
Life (since 2/15/86)            5.7%                          6.4%
--------------------------------------------------------------------------------
5 year                          6.2%                          7.5%
--------------------------------------------------------------------------------
1 year                          (1.8)%                        4.3%
--------------------------------------------------------------------------------
The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

Note:C shares are no longer  publicly  offered.

* For the 33 precious metals funds monitored by Micropal Inc., a mutual fund evaluation service.

                              GOLD / RESOURCES FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1995


--------------------------------------------------------------------------------
NO. OF SHARES             SECURITIES(B)                         VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 22.9%
       215,000   Acacia Resources Ltd.+                              $ 386,453
       550,000   Australian Resources Ltd.                             559,662
       763,500   Delta Gold N.L.+                                    1,848,712
       363,600   Dominion Mining Ltd.                                  189,045
       200,000   Emperor Mines Ltd.+                                   319,382
       300,000   Ghana Gold Mines Ltd.+                                 91,358
       400,000   Ghana Gold Mines Ltd
                   (Call Option Expiring 6/30/97)+                      81,702
       378,300   Gold Mines of Kalgoorlie Ltd.                         351,228
     1,000,000   Golden Shamrock Mines Ltd.+                           616,482
       825,000   Great Central Mines N.L.+                           1,593,199
       184,500   Herald Resources Ltd.                                 182,945
       407,733   Jason Mining Ltd.+                                     31,799
       662,700   Macraes Mining Company Ltd.                           910,608
       650,000   Mount Burgess Gold Mining Company N.L.+               125,525
     1,065,000   Newcrest Mining Ltd.                                4,477,223
     1,383,400   Placer Pacific Ltd.                                 2,856,506
     3,246,000   Plutonic Resources Ltd.                            15,430,186
       321,428   Resolute Samantha Gold N.L. (c)                       680,411
       789,400   Sons of Gwalia Ltd.                                 4,338,819
       599,000   St. Barbara Mines Ltd.                                369,273
       400,000   Wiluna Mines Ltd.+                                    412,969
                                                                   -----------
                                                                    35,853,487
                                                                   -----------
CANADA: 40.5%
        50,000   Agnico-Eagle Mines Ltd.                               631,250
       725,000   Barrick Gold Corp.                                 19,121,875
        83,400   Bema Gold Corp.+                                      161,882
        92,000   Bolivar Goldfields Ltd.+                               50,540
        90,000   Cathedral Gold Corp.+                                  98,883
       111,141   Dakota Mining Corp.+                                  166,712
       682,100   Dayton Mining Corp.+                                2,872,789
       390,000   Echo Bay Mines Ltd.                                 4,046,250
       493,100   El Callao Mining Corp.+                               216,708
        50,000   Golden Star Resources Ltd.+                           265,519
       100,000   Granges Inc.+                                         164,805
       636,400   Hemlo Gold Mines Inc.                               5,966,250
       150,000   International Gold Resources Corp.+                   395,532
       320,800   Miramar Mining Corp.+                               1,586,083
       330,000   Pegasus Gold Inc.+                                  4,578,750
       250,000   Placer Dome Inc.                                    6,031,250
       335,000   Prime Resource Group Inc.+                          2,300,403
       112,530   Queenstake Resources Ltd.+                             41,212
        95,000   Rayrock Yellowknife Resources, Inc.+                  713,239
       415,000   Richmont Mines Inc.+                                1,094,305
       200,000   Royal Oak Mines Inc.+                                 712,500
       270,000   Solitario Resources Corp.+                            395,532
       240,000   Teck Corporation (Class B)                          4,680,461
       135,000   Texas Star Resources Corp.+                            29,665
       200,000   Texas Star Resources Corp. Cv Bond
                   8.0%, 11/16/96*                                     102,205
       498,800   Treminco Resources Ltd. (a)+                          255,748
       745,000   TVX Gold Inc.+                                      5,308,125
       320,100   Viceroy Resource Corp.+                             1,406,775
                                                                   -----------
                                                                    63,395,248
                                                                   -----------

NO. OF SHARES             SECURITIES(B)                         VALUE (NOTE 1)
------------------------------------------------------------------------------
GHANA: 1.1%
        84,000   Ashanti Goldfields Company Ltd. (GDR)          $    1,690,500
                                                                   -----------
NETHERLANDS: 1.0%
        10,000   Royal Dutch Petroleum Co.                           1,411,250
                                                                   -----------
UNITED STATES: 31.7%
       550,000   Battle Mountain Gold Co. (Class A)                  4,606,250
       380,000   Canyon Resources Corp.+                               926,250
       100,000   Canyon Resources Corp.
                   (Warrants Expiring 3/31/96)+                         15,630
       152,000   Coeur D'Alene Mines Corp.                           2,603,000
       303,700   Crown Resources Corp.+                              1,499,519
       152,900   FMC Gold Co.                                          630,713
       359,000   Freeport- McMoran Copper & Gold Inc. (Class A)     10,052,000
       675,000   Homestake Mining Corp.                             10,546,875
       200,000   Newmont Gold Co.                                    8,750,000
       128,569   Newmont Mining Corp.                                5,817,747
     1,000,000   Piedmont Mining Co., Inc. (a)+                        406,300
       120,200   Santa Fe Pacific Gold Corp.                         1,457,425
        22,200   Stillwater Mining Co.+                                427,350
       895,000   USMX, Inc. (a)+                                     1,762,076
                                                                   -----------
                                                                    49,501,135
                                                                   -----------
TOTAL STOCKS & OTHER INVESTMENTS: 97.2%
(Cost $112,762,867)                                                151,851,620
                                                                   -----------

PRINC. AMT.               SHORT-TERM OBLIGATIONS - 2.8%
-------------------------------------------------------
    $4,390,000   General Electric Capital Corp. Commercial Paper
                   Due 1/2/96
                   Interest Yield of 5.55%
                   (Amortized Cost $4,389,323)                       4,389,323
                                                                   -----------
TOTAL INVESTMENTS: 100% (Cost: $117,152,190)                      $156,240,943
                                                                   ===========


----------

*   Fair value as determined by the Board of Trustees.
a   Investment in companies of 5% or more whose  outstanding  voting  securities are held by the Fund (such are defined as "Affiliated Companies" in the Investment Company Act of 1940) (Note 2).
b   Unless otherwise indicated, securities owned are shares of common stock.
c   Formerly Samantha Gold N.L.
+   Non-income producing.

SUMMARY OF
INVESTMENTS                    % OF
BY INDUSTRY                PORTFOLIO
----------                  --------
Gold and Silver                86.5%
Diversified Metals              9.4%
Oil Integrated - International  0.9%
Platinum                        0.3%
Diamonds                        0.1%
Commercial Paper                2.8%
                              ------
                              100.0%
                              ======



                       See Notes to Financial Statements.

                    GOLD/RESOURCES FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
ASSETS:
Investments at value (cost, $117,152,190) (Note 1)                $156,240,943
Cash                                                                   208,270
Receivables:
    Dividends                                                          367,067
    Securities sold                                                     51,168
    Capital shares sold                                                 36,530
    Interest                                                            13,196
Other assets                                                             2,755
                                                                   -----------
      Total assets                                                 156,919,929
                                                                   -----------
LIABILITIES:
Payables:
    Capital shares redeemed                                            588,289
    Accounts payable                                                   357,264
                                                                   -----------
      Total liabilities                                                945,553
                                                                   -----------
NET ASSETS                                                        $155,974,376
                                                                   ===========

CLASS A
Net asset value and redemption price per share
  ($155,974,376/27,960,497)                                              $5.58
                                                                         =====
Maximum offering price per share
  (NAV/(1-maximum sales commission))                                     $5.92
                                                                         =====
Net assets consist of:
  Aggregate paid in capital                                       $199,426,911
  Unrealized appreciation of investments
    and foreign currency                                            39,088,994
  Distributions in excess of net
        investment income                                             (671,349)
  Cumulative realized losses                                       (81,870,180)
                                                                   -----------
                                                                  $155,974,376
                                                                   ===========
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995 INCOME:
Dividends (less foreign taxes withheld of $138,934)             $    2,022,377
Interest income                                                        383,575
                                                                   -----------
      Total income                                              $    2,405,952
EXPENSES:
Management (Note 3)                             $1,317,580
Distribution Class A (Note 5)                      439,817
Distribution Class C (Note 5)                          128
Administrative (Note 3)                            513,763
Transfer agent                                     488,515
Custody                                            107,455
Registration                                        24,984
Professional                                        84,114
Reports to shareholders                             37,653
Trustees fees                                       29,711
Other                                              139,032
                                               -----------
      Total expenses                                                 3,182,752
                                                                   -----------
      Net investment loss                                             (776,800)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 4)
Realized gain from security transactions (excluding short-term securities):
  Proceeds from sales                           40,717,041
  Cost of securities sold                       31,642,719
                                               -----------
      Realized gain                                                  9,074,322
Realized loss from options                                             (65,625)
Realized gain from foreign currency transactions                           622
Change in unrealized appreciation of foreign
  denominated receivables and payables                                     241
Change in unrealized appreciation of investments                     1,142,851
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    9,375,611
                                                                   ===========

STATEMENTS  OF CHANGES IN NET ASSETS For the Years Ended  December  31, 1995 and
1994

                                                  1995                1994
                                                  -----               -----
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss                         $ (776,800)         $ (620,843)
    Realized gain from
      security transactions                      9,074,322           2,799,408
    Realized loss from options                     (65,625)                 --
    Realized gain from foreign
      currency transactions                            622                 699
    Change in unrealized
      appreciation of foreign
      denominated receivables
      and payables                                     241                  --
    Change in unrealized appreciation of
      investments                                1,142,851         (37,317,543)
                                               -----------         -----------
      Increase (decrease)
        in net assets resulting
        from operations                          9,375,611         (35,138,279)
                                               -----------         -----------
Capital share transactions:*
    Net proceeds from sales of shares
      Class A Shares                           172,364,530         365,914,741
      Class C Shares                                47,982              28,235
                                               -----------         -----------
                                               172,412,512         365,942,976
                                               -----------         -----------
    Cost of shares reacquired
      Class A Shares                          (211,854,936)       (356,135,757)
      Class C Shares                               (77,390)                 --
                                               -----------         -----------
                                              (211,932,326)       (356,135,757)
                                               -----------         -----------
    Increase (decrease) in net assets
      resulting from capital share
      transactions                             (39,519,814)          9,807,219
                                               -----------         -----------
      Total decrease
        in net assets                          (30,144,203)        (25,331,060)


NET ASSETS:
  Beginning of year                            186,118,579         211,449,639
                                               -----------         -----------
  End of year (including distributions
    in excess of net investment income
    of $671,349)                              $155,974,376        $186,118,579
                                               ===========         ===========

*SHARES OF BENEFICIAL INTEREST
  ISSUED AND REDEEMED
  (UNLIMITED NUMBER OF $.001
  PAR VALUE SHARES AUTHORIZED)
                                                 CLASS A             CLASS A
                                               -----------         -----------
    Shares sold                                 33,182,418          61,176,069
    Shares reacquired                          (40,012,589)        (59,739,368)
                                               -----------         -----------
    Net increase (decrease)                     (6,830,171)          1,436,701
                                               ===========         ===========

                                                 CLASS C             CLASS C
                                               -----------         -----------
    Shares sold                                      9,917               5,080
    Shares reacquired                              (14,997)                 --
                                               -----------         -----------
    Net increase (decrease)                         (5,080)              5,080
                                               ===========         ===========


                       See Notes to Financial Statements.

                              GOLD / RESOURCES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                                      CLASS A
                                            -------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------

                                             1995         1994         1993        1992         1991
                                             ----         ----         ----        ----         ----
Net Asset Value, Beginning
  of Period .......................          $5.35        $6.34        $3.56       $3.73        $3.90
                                             -----        -----       -----        -----       -----
Income from Investment
    Operations:
  Net Investment Income (Loss)               (0.03)       (0.02)      (0.014)      0.002       0.010
  Net Gains (Loss) on
    Securities (both realized
    and unrealized) ...............           0.26        (0.97)       2.794      (0.170)      (0.169)
                                             -----        -----       -----        -----       -----
Total from Investment
  Operations ......................           0.23        (0.99)       2.780      (0.168)      (0.159)
                                             -----        -----       -----        -----       -----
Less Distributions:
  Dividends from Net
    Investment Income (a)..........             --           --           --      (0.002)      (0.011)
                                             -----        -----       -----        -----       -----
Net Asset Value, End of Period ....          $5.58        $5.35        $6.34       $3.56        $3.73
                                             =====        =====       =====        =====       =====

Total Return (b)...................            4.3%       (15.6%)      78.09%      (4.50%)      (4.07%)

--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...       $155,974     $186,091     $211,450    $114,257     $136,288
Ratio of Expenses to
  Average Net Assets (c) ..........           1.81%        1.52%        1.39%       1.57%        1.62%
Ratio of Net Income (Loss) to
  Average Net Assets ..............          (0.44)       (0.30%)      (0.29%)      0.07%        0.27%
Portfolio Turnover Rate ...........           6.16%       13.75%        7.79%       0.93%        7.89%


FINANCIAL HIGHLIGHTS (cont'd)
For a share outstanding throughout each period

                                                                      CLASS A
                                            -------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------


                                            1990(D)      1989(D)     1988(D)     1987(D)     1986+(D)
                                            ------      ------       ------     ------       -------
Net Asset Value, Beginning
  of Period .......................         $5.33        $4.49        $5.72      $3.90       $3.08
                                            -----        -----        -----      -----   ---------
Income from Investment
    Operations:
  Net Investment Income (Loss)              0.025        0.002         0.01       0.02          --
  Net Gains (Loss) on
    Securities (both realized
    and unrealized) ...............         (1.430)      0.846        (1.23)      1.82        0.82
                                            -----        -----        -----      -----   ---------
Total from Investment
  Operations ......................         (1.405)      0.848        (1.22)      1.84        0.82
                                            -----        -----        -----      -----   ---------
Less Distributions:
  Dividends from Net
    Investment Income (a)..........         (0.025)     (0.008)       (0.01)     (0.02)         --
                                            -----        -----        -----      -----   ---------
Net Asset Value, End of Period ....          $3.90       $5.33        $4.49      $5.72       $3.90
                                            =====        =====        =====      =====   =========

Total Return (b)...................         (26.36%)     18.90%      (21.30%)    47.30%      26.38%

--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...       $175,171    $252,860     $228,558   $252,717     $38,691
Ratio of Expenses to
  Average Net Assets (c) ..........           1.44%       1.48%        1.39%      1.27%       1.52%*
Ratio of Net Income (Loss) to
  Average Net Assets ..............           0.57%       0.04%        0.23%      0.39%       (0.02%)*
Portfolio Turnover Rate ...........          12.12%       4.17%        1.59%      1.99%         --


----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $.0060 for 1992, $.0080 for 1991, $.0083 for 1990, $.0070 for 1989,
     $.0051 for 1988 and $.0237 for 1987.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(c) Had the advisor not reimbursed expenses, the 1986 expense ratio would have been 1.55%.
(d)  Not covered by Report of Independent Accountants.
*    Annualized.
+    From February 15, 1986 (commencement of operations) to December 31, 1986.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Gold/Resources Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. All of Gold/Resources Fund Class C shares were redeemed on May 4, 1995. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual results could differ.
A.   SECURITY VALUATION -- Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion are valued at the mean of the bid and asked price quoted by a major commodity dealer. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.
B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
C.   ACCOUNTING  CHANGE--Prior  to July 1,  1994,  the Fund  used  equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a per share portion of the proceeds from sales and the cost of redemptions of Fund shares to undistributed net investment income. As of July 1, 1994, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share, its net decrease in net assets resulting from operations, undistributed net investment income or paid in capital. Discontinuing the use of equalization results in simpler financial statements.
D. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.
E. DISTRIBUTION TO SHAREHOLDERS -- Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, and unrealized income from passive foreign investment companies. The effect of these differences for the year ended December 31, 1995 decreased distributions in excess of net investment income by $105,451, decreased cumulative realized losses by $27,424 and decreased aggregate paid in capital by $132,875.
F. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date net of withholding taxes. Interest income is accrued as earned.
G. OPTION CONTRACTS -- The Fund may invest, for hedging purposes only, in call and put options on securities, foreign currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the anticipated movements of the option values.

NOTE 2 -- The market value of investments in affiliates (as defined in the Investment Company Act of 1940) at December 31, 1995 aggregated $2,424,124. The Fund did not earn any dividend income from its investments in affiliates.

NOTE 3 -- Van Eck Associates Corporation earned fees of $1,317,580 for the year ended December 31, 1995 for investment management and advisory services. The fee is based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and .50 of 1% of the excess over $750 million. Van Eck Securities Corporation received $64,047 for the year ended December 31, 1995 from commissions earned on sales of Class A shares of beneficial interest of the Fund after deducting $274,644 allowed to other dealers. Van Eck Associates Corp. earned a fee of $513,763 for costs incurred in connection with certain administrative and operational functions. The fee is based on an annual rate of .25 of 1% on the first $750 million of average net assets and .20 of 1% of the excess over $750 million. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

NOTE 4 -- Purchases of investments other than short-term obligations aggregated $10,115,841 for the year ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $117,823,539. As of December 31, 1995 net unrealized appreciation for federal income tax purposes aggregated $38,417,404 of which $59,934,264 related to appreciated investments and $21,516,860 related to depreciated investments. At December 31, 1995 the Fund had capital loss carryforwards available to offset future capital gains expiring December 31, 1997, 1998, 1999, 2000 of $7,318,699, $35,251,632,
$31,737,707 and $7,559,449, respectively.

NOTE 5 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund accrues fees of .25 of 1% of average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities
Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund.

NOTE 6 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural reources securities may be cyclical in nature.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS To the Shareholders and Board of Trustees of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Gold/Resources Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold/Resources Fund series of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York                                  COOPERS & LYBRAND L.L.P.
February 14, 1996

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------


GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.


INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest  gold-oriented  mutual fund in the U.S.
It  invests  in  gold-mining   shares  globally  and  seeks  long-term   capital
appreciation, moderate yield and protection against monetary uncertainties.


GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.


GOLD OPPORTUNITY FUND
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.


ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


ASIA INFRASTRUCTURE FUND
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.


GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.


GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.


U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------
This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653




                               DECEMBER 31, 1995


                                    VAN ECK

                                     GOLD/

                                   RESOURCES

                                      FUND

                                     ANNUAL

                                     REPORT


                                     [LOGO]





X96-0130-006